Exhibit 10.6


 SUPPLEMENTAL NON-QUALIFIED SAVINGS PLAN FOR HIGHLY COMPENSATED
 EMPLOYEES OF HONEYWELL INTERNATIONAL INC. AND ITS SUBSIDIARIES
                    (Career Band 6 and above)
          (As Amended and Restated as of March 7, 2000)




1.   Eligibility
     -----------
      Those highly compensated employees ("HCEs") of Honeywell International Inc. (the "Corporation") and its subsidiaries within the meaning of Section 414(q) of the Internal Revenue Code of 1986 (the "Code") in Career Band 6 and above who are eligible to participate in any of the qualified (as determined under Code
Section  401(a)) savings plans maintained by the  Corporation  or its subsidiaries, other than any such plan maintained by Honeywell Inc. prior to April 1, 2000, (the "Qualified Savings Plans") are eligible to participate in the Supplemental Non-Qualified Savings Plan for Highly Compensated Employees of Honeywell International Inc. and its Subsidiaries (Career Band 6 and above) (the "Plan").

2.   Definitions
     -----------
     Capitalized terms not otherwise defined in the Plan have the respective meanings set forth in the applicable Qualified Savings
Plans.

3.   Participation
     -------------
     (a)  Time and Form of Election. Any eligible employee may
          ------------------------
become a participant in the Plan (a "Participant") as of the beginning of the next available pay period, by executing a written or electronic notice of election to participate and filing such notice with the Plan Administrator (as defined in Section 10(a))
prior  to  the  beginning of such pay period.   Such  notice  may
direct that a portion (determined in accordance with paragraph 4(a)) of the base annual salary exclusive of shift differentials, overtime or other premium pay, bonus, incentive or other extra compensation, but inclusive of severance pay (unless otherwise specifically excluded by the severance pay plan) or salary deferred under this Plan or otherwise ("Base Annual Salary"), which would have been payable to such Participant during such pay period and succeeding pay periods, in lieu of such payment, be credited to a deferred compensation account maintained under the Plan as an unfunded book entry stated as a cash balance (the
"Participant's   Account").    Amounts   so   credited   to   the
Participant's  Account  shall  constitute  "Participant  Deferred
Contributions."   A  Participant's  election  to  direct  that  a
portion  of  his  or her Base Annual Salary be  credited  to  the
Participant's  Account  shall  continue  in  effect   until   the
Participant terminates such election, the Participant is no longer an HCE or the Participant is no longer eligible to contribute to the Qualified Savings Plans. Any such termination shall be effective only with respect to the Participant's Base Annual Salary payable after the end of the pay period in which
one  of  the  events in the preceding sentence  occurs.   Amounts
credited to the Participant's Account prior to the effective date of the termination of the election shall not be affected and shall be distributed only in accordance with the terms of the Plan and Participant's distribution election thereunder.

     (b)  Change or Resumption of Amount Deferred.  A Participant may
          ---------------------------------------
elect at any time to modify the amount of Base Annual Salary to be credited to the Participant's Account under the Plan, which modification shall be effective for the next available pay period
following  his  or  her  election.   Amounts  credited   to   the
Participant's Account prior to the effective date of such change shall not be affected by such change and shall be distributed only in accordance with the terms of the Plan.

4.   Contributions to Participants' Accounts
     ---------------------------------------
     (a)  Participant Deferred Contributions.  A Participant may elect
          ----------------------------------
to defer an aggregate amount, rounded to the nearest full dollar, equal to the difference between (i) a full percentage of such
Participant's  Base  Annual  Salary  from  1%  to   the   maximum
percentage permitted under the Qualified Savings Plans  and  Code
Section   415(c)(1)(B)  for  Before-Tax   Contributions   by   an
individual  who is not an HCE and who is eligible to  participate in the Qualified Savings Plans, without regard to any other limitations which may apply under the Code and without regard to any After-Tax Contributions which might be made under the Qualified Savings Plans, and (ii) the full amount of Before-Tax Contributions made by such Participant under the Qualified Savings Plans; provided, however, that a Participant who elects to defer any amount hereunder shall be required to make the maximum Before-Tax Contributions permissible under the Qualified Savings Plans for the applicable Plan Year (after giving effect to deferrals under the Plan or otherwise). Notwithstanding the preceding sentence, there shall be credited to the Participant's Account an amount equal to the product of (x) the number of whole shares of common stock of Honeywell International Inc. ("Common Stock") credited to such Participant's Account under Section 5(b), and (y) $.077 (such product rounded to the nearest full
dollar).   The  amount  determined under the  preceding  sentence
shall be credited to the Participant's Account as Participant Deferred Contributions in accordance with Section 5(a) and shall be credited to such Account no later than the last day of the calendar year in which this amended and restated Plan is effective.

     (b)  Plan Employer Contributions.  There shall be credited to
          ---------------------------
the Participant's Account employer contributions under the Plan ("Plan Employer Contributions") in an aggregate amount equal to
(i)  minus  (ii),  where  (i) is 50%  (for  participants  in  the
Qualified   Savings   Plans  with  less   than   60   Months   of
Participation) or 100% (for participants in the Qualified Savings Plans with at least 60 Months of Participation) of the lesser of
(x) 8% of the Participant's Base Annual Salary, or (y) the sum of the Participant's Participant Contributions under the Qualified Savings Plans and Participant Deferred Contributions under the Plan, expressed as a percentage of Base Annual Salary, and (ii) is the total amount of Employer Contributions made with respect to the Participant under the Qualified Savings Plans; provided, however, that in no event shall the combined Plan Employer Contributions and Employer Contributions made with respect to the Participant exceed 8% of the Participant's Base Annual Salary, and provided, further, that Plan Employer Contributions shall not be made with respect to a Participant during any period of
suspension  of  Employer  Contributions  with  respect  to   such
Participant  under  the  terms of the

Qualified Savings Plans, whether or not such Participant continues to make Participant Contributions under the Qualified
Savings Plans during the period of such suspension.

     (c)  Vesting.  Participant Deferred Contributions, Plan Employer
          -------
Contributions (collectively "Total Contribution Amounts") and all amounts accrued with respect to Total Contribution Amounts in accordance with Section 5, shall be vested at the time such amounts are credited to the Participant's Account.

     (d)  All Contributions Prorated. Total Contribution Amounts shall
          --------------------------
be credited to a Participant's Account each pay period.

5.   The Participant's Account
     -------------------------

      (a)   Crediting  of  Participant's  Accounts.   Participant
            --------------------------------------
Deferred Contributions shall be credited to the Participant's Account under the Plan as unfunded book entries stated as cash balances. Participant Deferred Contributions credited to the Participant's Account prior to January 1, 1994 or after the Participant has terminated employment shall accrue amounts (to be posted each Valuation Date) equivalent to interest, compounded daily, at a rate based upon the cost to the Corporation of borrowing at a fixed rate for a 15-year term. Such rate shall be determined annually by the Chief Financial Officer of the Corporation in
consultation with the Treasurer of the Corporation.   Participant
Deferred  Contributions credited to the Participant's Account  on or after January 1, 1994, but before a Participant terminates employment, shall accrue amounts (to be posted each Valuation
Date)  equivalent  to  interest,  compounded  daily,  at  a  rate
determined   annually   by   the   Management   Development   and
Compensation  Committee  (the  "Committee")  of  the   Board   of
Directors (the "Board") of the Corporation. The rate established in the preceding sentence shall not exceed the greater of (i) 10%, or (ii) 200% of the 10-year U.S. Treasury Bond rate at the time of determination and, once established for a calendar year, shall remain in effect with respect to all Participant Deferred Contributions credited to the Participant's Account during such calendar year until such amounts are distributed. Plan Employer Contributions shall be credited to the Participant's Account under the Plan as unfunded book entries stated as shares of Common Stock (including fractional shares). The number of shares of Common Stock credited to a Participant's Account shall be determined by dividing the equivalent cash amount (as determined under Section 4(b)) by the closing price of Common Stock on the day that such Plan Employer Contributions are credited to the Participant's Account. Amounts equivalent to the dividends that would have been payable in respect of the Common Stock shall be credited to the Participant's Account as if reinvested in Common Stock, with the number of shares credited determined by dividing the equivalent cash dividend amount by the closing price of Common Stock on the date the dividends would have been payable. Amounts credited to the Participant's Account shall accrue amounts equivalent to interest and dividends, as the case may be, until distributed in accordance with the Plan.

      (b)  Transition Rule for Plan Employer Contributions.   The
           -----------------------------------------------
balance of each Participant's Account attributable to Plan Employer Contributions, determined as of the close of business on the day prior to the effective date of the amendment and restatement of the Plan and adjusted to reflect all gains, losses and dividends that have been credited to such Participant's Account through the day prior to such effective date, shall be converted into the equivalent number of shares of Common Stock by dividing such balance by the closing price of Common Stock on the trading date next preceding such effective date. Such amount shall be an unfunded book entry only and shall (i) thereafter be credited with equivalent dividend amounts in accordance with Section 5(a), and (ii) be distributed in accordance with Section 6(a)(ii).

6.   Distribution from Accounts
     --------------------------
     (a)  Form of Election.
          ----------------
         (i)  Participant Deferred Contributions.  At the time a
              ----------------------------------
Participant  makes  an  election pursuant to  Section  3(a),  the
Participant shall also make an election with respect to the distribution of the aggregate amount of the Participant Deferred Contributions, plus earnings credited thereon pursuant to Section 5 (collectively the "Participant Deferred Contribution Amounts"), credited to the Participant's Account pursuant to such election. A Participant may elect to receive such amount in one lump-sum payment or in a number of annual installments (up to fifteen installments). The lump-sum payment or the first installment shall be paid in cash as soon as practicable during the month of January of such future calendar year as the Participant may designate or, if the Participant so elects, as soon as practicable during the month of January of the calendar year immediately following the later of the year in which the Participant last contributed to the Plan or the year in which the Participant terminates employment with the Corporation or any of its subsidiaries (whether by reason of Retirement or otherwise). Except as otherwise provided in Section 8, subsequent installments shall be paid in cash as soon as practicable during the month of January of each succeeding calendar year until the entire amount of the Participant Deferred Contribution Amounts shall have been paid. The amount of each installment shall be determined by multiplying the balance of the Participant Deferred Contribution Amounts each year by a fraction, the numerator of which is one and the denominator of which is (A) the number of installments elected, reduced by (B) one for each annual installment previously received.

         (ii) Plan Employer Contributions. The distribution election
              ---------------------------
made pursuant to subsection (i) above shall also apply to the timing of the distribution of the aggregate number of shares of Common Stock representing the Plan Employer Contributions plus reinvested dividends pursuant to Section 5 (collectively the
"Plan   Employer   Contribution   Amounts")   credited   to   the
Participant's  Account  pursuant to Section  5.   Except  to  the
extent otherwise provided with respect to fractional shares, all distributions of Plan Employer Contribution Amounts shall be made in Common Stock. A Participant may elect to receive such Plan Employer Contribution Amounts in one lump-sum payment or in a
number of annual installments (up to fifteen installments).   The
lump-sum payment or the first installment shall be paid  as  soon as  practicable  during  the  month of  January  of  such  future calendar year as the Participant may designate, or, if the Participant so elects, as soon as practicable during the month of January of the calendar year immediately following the later of the year in which the Participant last contributed to the Plan or the year in which the Participant terminates employment with the Corporation or any of its subsidiaries (whether by reason of
Retirement  or  otherwise).   Except  as  otherwise  provided  in
Section 8, subsequent installments shall be paid as soon as practicable during the month of January of each succeeding calendar year until the entire amount of the Plan Employer Contribution Amounts shall have been paid. The amount of each installment shall be determined by (A) multiplying the balance of the Plan Employer Contribution Amounts on the last Valuation Date of each year by a fraction, the numerator of which is one and the denominator of which is (x) the number of installments elected, reduced by (y) one for each annual installment previously received, and (B) rounding the result down to the next whole share of Common Stock; provided, however, the amount of the last installment shall be determined without regard to the rounding
requirement  of  the  preceding portion of  this  sentence.   Any
fractional shares of Common Stock shall be paid in an equivalent cash amount, as determined using the closing price of Common Stock on the trading date next preceding the distribution date.

     (b)  Adjustment  of Method of Distribution.   Prior  to  the
          ------------------------------------
beginning of any calendar year, a Participant may elect to change the timing and method of distribution of the Participant Deferred Contribution Amounts and Plan Employer Contribution Amounts
credited  to  the  Participant's  Account  commencing  with  such
calendar  year.   Participant Deferred Contribution  Amounts  and
Plan Employer Contribution Amounts credited to the Participant's Account prior to the effective date of such change (the "Prior Balance"), and all amounts thereafter accrued with respect to the Prior Balance, shall not be affected by such change and, except as otherwise determined by the Plan Administrator pursuant to
Section 8, shall be distributed only in accordance with the election in effect at the time such Prior Balance was credited to the Participant's Account.

      (c)(i) Distribution Default for Participant Deferred Contribution Amounts.
             ------------------------------------------------------------------
Any Participant Deferred Contribution Amounts credited to a Participant's Account which are not covered by a timely distribution election under subsections (a) and (b) above shall be distributed to the Participant in one lump-sum cash payment as soon as practicable during the month of January of the calendar year immediately following the later of the year in which the Participant last contributed to the Plan or the year in which the Participant terminates his employment with the Corporation or any of its subsidiaries (whether by reason of Retirement or otherwise); provided, however, if the Participant has made an election pursuant to Sections 9(a)(i) or 9(a)(ii), the lump sum payment shall be made within the 90-day period following a Change in Control, as defined in Section 9(c).

     (c)(ii)  Distribution Default for Plan Employer Contribution Amounts.
              -----------------------------------------------------------
Any Plan Employer Contribution Amounts credited to a Participant's
Account which are not covered by a timely distribution election under subsections (a) and (b) above shall be distributed to the
Participant  in  Common Stock as soon as practicable  during  the month  of January of the calendar year immediately following  the later  of  the year in which the Participant last contributed  to the  Plan  or  the year in which the Participant  terminates  his employment  with  the  Corporation  or  any  of  it  subsidiaries
(whether   by  reason  of  Retirement  or  otherwise);  provided,
however, if the Participant has made an election pursuant to Sections 9(a)(i) or (ii), the distribution shall be made within the 90-day period following a Change in Control, as defined in
Section 9(c). Any fractional shares of Common Stock shall be paid in an equivalent cash amount, as determined using the closing price of Common Stock on the trading date next preceding the distribution date.

7.   Distribution on Death
     ---------------------
     (a)  Participant Deferred Contribution Amounts. If a Participant
          -----------------------------------------
should  die before all Participant Deferred Contribution  Amounts
credited  to  the  Participant's  Account  have  been   paid   in
accordance with the election referred to in Sections 6(a) or 6(b), the balance of the Participant Deferred Contribution Amounts in such Participant's Account shall be paid in cash as soon as practicable following the Participant's death to the beneficiary designated in writing by the Participant and filed
with   the   Plan  Administrator;  provided,  however,   if   the
Participant has made an election pursuant to Sections 9(a)(i) or 9(a)(ii), such amount shall be paid within the 90-day period
following  a Change in Control, as defined in Section  9(c).   If
(i) no beneficiary designation has been made, or (ii) the designated beneficiary shall have predeceased the Participant and no further designation has been made, then such balance shall be paid to the estate of the Participant. A Participant may change the designated beneficiary at any time during the Participant's lifetime by filing a subsequent designation in writing with the Plan Administrator.

     (b)  Plan Employer Contribution Amounts. If a Participant
          ----------------------------------
should die before all Plan Employer Contribution Amounts credited to the Participant's Account have been paid in accordance with the election referred to in Sections 6(a) or 6(b), the balance of the Plan Employer Contribution Amounts in such Participant's Account shall be paid in Common Stock as soon as practicable following the Participant's death to the beneficiary designated in writing by the Participant and filed with the Plan Administrator; provided, however, if the Participant has made an election pursuant to Sections 9(a)(i) or 9(a)(ii), such amount shall be paid within the 90-day period following a Change in Control, as defined in Section 9(c). If (i) no such beneficiary designation has been made, or (ii) the designated beneficiary shall have predeceased the Participant and no further designation has been made, then such balance shall be paid to the estate of the Participant. A Participant may change the designated beneficiary at any time during the Participant's lifetime by filing a subsequent designation in writing with the Plan Administrator. Any fractional shares of Common Stock shall be paid in an equivalent cash amount, as determined using the closing price of Common Stock on the trading date next preceding the distribution date.

8.   Payment in the Event of Hardship
     --------------------------------
      Upon receipt of a request from a Participant, delivered in writing to the Plan Administrator along with a Certificate of Unavailability of Resources form, the Plan Administrator, or his designee, may cause the Corporation to accelerate (or require the subsidiary of the Corporation which employs or employed the
Participant to accelerate) payment of all or any part of the amount credited to the Participant's Account, including accrued amounts, if it finds in its sole discretion that payment of such amounts in accordance with the Participant's prior election under Sections 6(a) or 6(b) would result in severe financial hardship to the Participant, and such hardship is the result of an unforeseeable emergency caused by circumstances beyond the control of the Participant. Acceleration of payment may not be made under this Section 8 to the extent that such hardship is or may be relieved (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets, to the extent the liquidation of assets would not itself cause severe financial hardship, or

(c) by cessation of deferrals under this Plan or any tax-qualified savings plan of the Corporation or its subsidiaries. Any distribution of Participant Deferred Contribution Amounts pursuant to this Section 8 shall be made in cash, while any distribution of Plan Employer Contribution Amounts pursuant to
this Section 8 shall be made in Common  Stock.   Any fractional
shares of Common Stock shall be paid in an equivalent cash amount, as determined using the closing price of Common Stock on the trading date next preceding the distribution date.

9.   Change in Control
     -----------------

         (a)(i)   Initial Lump-Sum Payment Election.
                  ---------------------------------
Notwitstanding any election made pursuant to Section 6, any person who becomes eligible to participate in the Plan may file a written election with the Plan Administrator at the time the individual makes an election to participate pursuant to Section 3(a) to have
the aggregate amount credited  to  the   Participant's   Account
(commencing with the date on which such written election is filed) paid in one-lump sum payment as soon as practicable following a Change in Control, but in no event later than 90 days after such Change in Control. Any distribution of Participant Deferred Contribution Amounts pursuant to this Section 9 shall be
made   in   cash,   while  any  distribution  of  Plan   Employer
Contribution Amounts pursuant to this Section 9 shall be made in Common Stock (or the common stock of any successor corporation issued in exchange for, or with respect to, Common Stock incident to the Change in Control). Any fractional shares of Common Stock (or the common stock of any successor corporation issued in exchange for, or with respect to, Common Stock incident to the Change in Control) shall be paid in an equivalent cash amount.

       (a)(ii)     Subsequent  Lump-Sum  Payment   Election.    A
                   -----------------------------------------
Participant who did not make an election pursuant to Section 9(a)(i) or who has revoked, pursuant to Section 9(a)(iii), an election previously made under Section 9(a)(i) or this Section 9(a)(ii) may, prior to the earlier of a Change in Control or the beginning of the calendar year in which the election is to take effect, elect to have the aggregate amount credited to the Participant's Account for all calendar years commencing with the first calendar year beginning after the date the election is made, paid in one lump-sum payment as soon as practicable following a Change in Control, but in no event later than 90 days after such Change in Control. Amounts credited to the Participant's Account prior to the effective date of the election made pursuant to this Section 9(a)(ii) shall not be affected by such election and shall be distributed following a Change in Control in accordance with any prior election in effect under Sections 9(a)(i) or 9(a)(ii).

      (a)(iii)   Revocation  of Lump-Sum  Payment  Elections.   A
                  -------------------------------------------
Participant may, prior to the earlier of a Change in Control or the beginning of any calendar year, file an election revoking any election made pursuant to Sections 9(a)(i) or 9(a)(ii), with respect to amounts credited to the Participant's Account commencing with the first calendar year beginning after the election is made. Amounts credited to the Participant's Account prior to the effective date of the election made pursuant to this Section 9(a)(iii) shall not be affected by such election and shall be distributed following a Change in Control in accordance with any prior election in effect under Sections 9(a)(i) or 9(a)(ii).

     (b)  Interest Equivalents.  Notwithstanding anything to the
          ---------------------
contrary in the Plan, after a Change in Control, the Plan may not provide, or be amended to provide, interest accruals with respect to Participant Deferred Contributions at rates lower than the rates in effect under Section 5 immediately prior to the Change in Control.

     (c)  Definition of Change in Control.  For purposes of the Plan,
          -------------------------------
a Change  in  Control is deemed to occur at the time (i)  when  any
entity,  person  or  group  (other  than  the  Corporation,   any
subsidiary or any savings, pension or other benefit plan for the benefit of employees of the Corporation or its subsidiaries) which therefore beneficially owned less than 30% of the common stock then outstanding acquires shares of Common Stock in a transaction or series of transactions that results in such
entity,   person   or   group  directly  or   indirectly   owning
beneficially 30% or more of the outstanding Common Stock, (ii) of the purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Corporation) for all, or any part of, the Common Stock, (iii) of a merger in which the Corporation will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Corporation's assets, (iv) of a substantial change in the composition of the Board during any period of two consecutive years such that individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Corporation, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or (v) of any transaction or other event which the Corporate Governance Committee of the Board, in its discretion, determines to be a Change in Control for purposes of the Plan.

10.  Administration
     -------------
     (a)   Plan Administrator.  The Plan Administrator and "named
           ------------------
fiduciary" for purposes of ERISA shall be the Senior Vice President-Human Resources and Communications of the Corporation (or the person acting in such capacity in the event such position is abolished, restructured or renamed). The Plan Administrator shall have the authority to appoint one or more other named fiduciaries of the Plan and to designate persons, other than named fiduciaries, to carry out fiduciary responsibilities under the Plan, pursuant to Section 405(c)(1)(B) of ERISA. Any person acting on behalf of the Plan Administrator shall serve without additional compensation. The Plan Administrator shall keep or cause to be kept such records and shall prepare or cause to be prepared such returns or reports as may be required by law or necessary for the proper administration of the Plan.

     (b)  Powers  and  Duties  of Plan Administrator.   The  Plan
          ------------------------------------------
Administrator shall have the full discretionary power and authority to construe and interpret the Plan (including, without limitation, supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan); to determine all questions of fact arising under the Plan, including questions as to eligibility for and the amount of benefits; to establish such rules and regulations (consistent with the terms
of   the   Plan)  as  it  deems  necessary  or  appropriate   for
administration of the Plan; to delegate responsibilities to others to assist it in administering the Plan; to retain attorneys, consultants, accountants or other persons (who may be employees of the Corporation and its subsidiaries) to render advice and assistance as it shall determine to be necessary to effect the proper discharge of any duty for which it is responsible; and to perform all other acts it believes reasonable and proper in connection with the administration of the Plan.

The Plan Administrator shall be entitled to rely on the records of the Corporation and its subsidiaries in determining any Participant's entitlement to and the amount of benefits payable under the Plan. Any determination of the Plan Administrator, including interpretations of the Plan and determinations of questions of fact, shall be final and binding on all parties.

     (c)  Indemnification.  To the extent permitted by  law,  the
          ---------------
Corporation shall indemnify the Plan Administrator from all claims for liability, loss, or damage (including payment of expenses in connection with defense against such claims) arising from any act or failure to act in connection with the Plan.

11.  Claims Procedures and Appeals
     -----------------------------

     (a) Any request or claim for Plan benefits must be made in writing and shall be deemed to be filed by a Participant when a written request is made by the claimant or the claimant's authorized representative which is reasonably calculated to bring the claim to the attention of the Plan Administrator.

     (b) The Plan Administrator shall provide notice in writing to any Participant when a claim for benefits under the Plan has been denied in whole or in part. Such notice shall be provided within 90 days of the receipt by the Plan Administrator of the Participant's claim or, if special circumstances require, and the Participant is so notified in writing, within 180 days of the receipt by the Plan Administrator of the Participant's claim.
The notice shall be written in a manner calculated to be understood by the claimant and shall:

          (i) set forth the specific reasons for the denial of benefits;

          (ii) contain specific references to Plan provisions relative to the denial;

          (iii) describe any material and information, if any, necessary for the claim for benefits to be allowed, that had been requested, but not received by the Plan Administrator; and

          (iv) advise the Participant that any appeal of the Plan Administrator's adverse determination must be made in writing to the Plan Administrator within 60 days after receipt of the initial denial notification, and must set forth the facts upon which the appeal is based.

     (c) If notice of the denial of a claim is not furnished within the time periods set forth above, the claim shall be deemed denied and the claimant shall be permitted to proceed to the review procedures set forth below. If the Participant fails to appeal the Plan Administrator's denial of benefits in writing and within 60 days after receipt by the claimant of written notification of denial of the claim (or within 60 days after a deemed denial of the claim), the Plan Administrator's determination shall become final and conclusive.

     (d) If the Participant appeals the Plan Administrator's denial of benefits in a timely fashion, the Plan Administrator shall re-examine all issues relevant to the original denial of
benefits.   Any  such  claimant, or his or  her  duly  authorized
representative, may review any
pertinent documents, as determined by the Plan Administrator, and submit in writing any issues or comments to be addressed on appeal.

     (e) The Plan Administrator shall advise the Participant and such individual's representative of its decision, which shall be written in a manner calculated to be understood by the claimant, and include specific references to the pertinent Plan provisions on which the decision is based. Such response shall be made within 60 days of receipt of the written appeal, unless special circumstances require an extension of such 60-day period for not more than an additional 60 days. Where such extension is necessary, the claimant shall be given written notice of the delay. If the decision on review is not furnished within the time set forth above, the claim shall be deemed denied on review.

     (f) Any dispute, controversy, or claim arising out of or relating to any Plan benefit, including, without limitation, any dispute, controversy or claim as to whether the decision of the Plan Administrator respecting the benefits under this Plan or interpretation of this Plan is arbitrary and capricious, that is not settled in accordance with the procedures outlined in this
Section 11, shall be settled by final and binding arbitration in accordance with the American Arbitration Association Employment Dispute Resolution or other applicable Rules. Before resorting to arbitration, an aggrieved Participant must first follow the review procedure outlined in this Section of the Plan. If there is still a dispute after the procedures in this Section have been exhausted, the Participant must request arbitration in writing within six (6) months after the Plan Administrator issues, or is deemed to have issued, its determination under subparagraph (e) above.

          The arbitrator shall be selected by mutual agreement of the parties, if possible. If the parties fail to reach agreement upon appointment of an arbitrator within 30 days following receipt by one party of the other party's notice of desire to arbitrate, the arbitrator shall be selected from a panel or panels of persons submitted by the American Arbitration Association (the "AAA"). The selection process shall be that which is set forth in the AAA Employment Dispute Resolution Rules, except that, if the parties fail to select an arbitrator from one or more panels, AAA shall not have the power to make an appointment but shall continue to submit additional panels until an arbitrator has been selected.

          All fees and expenses of the arbitration, including a transcript if requested, will be borne by the Corporation. The arbitrator shall have no power to amend, add to or subtract from this Plan. The award shall be admissible in any court or agency action seeking to enforce or render unenforceable this Plan or any portion thereof. Any action to enforce or vacate the arbitrator's  award shall be governed by the Federal  Arbitration
Act if applicable.

12.  Miscellaneous.
     -------------
     (a)  Anti-Alienation. The right of a Participant to receive any
          ---------------
amount credited to the Participant's Account shall not be transferable or assignable by the Participant, except by will or by the laws of descent and distribution. To the extent that any person acquires a right to receive any amount credited to a Participant's Account hereunder, such right shall be no greater than that of an unsecured general creditor of the Corporation. Except as expressly provided herein, any person having an interest in any amount credited to a Participant's Account under the Plan shall not be entitled to payment until the date the amount is due and payable. No person shall be entitled to anticipate any payment by assignment, pledge or transfer in any form or manner prior to actual or constructive receipt thereof.

     (b)  Unsecured General Creditor.  Neither the Corporation nor
          --------------------------
any of its subsidiaries shall be required to reserve or otherwise set aside funds, Common Stock or other assets for the payment of
its obligations hereunder.   However, the Corporation or any
subsidiary may, in its sole discretion, establish funds for payment of its obligations hereunder. Any such funds shall remain assets of the Corporation or such subsidiary, as the case may be, and subject to the claims of its general creditors. Such funds, if any, shall not be deemed to be assets of the Plan. The Plan is intended to be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     (c)  Withholding.  The Corporation shall withhold from any
          -----------
distribution made from Participant Deferred Contribution Amounts the amount necessary to satisfy applicable federal, state and local tax withholding requirements. With respect to distributions of Plan Employer Contribution Amounts, the delivery of the shares of Common Stock shall be delayed until the Participant makes arrangements, pursuant to procedures to be adopted by the Plan Administrator, to satisfy the applicable federal, state and local tax withholding requirements.

     (d)  Termination and Amendment.  The Corporation may at any
          -------------------------
time amend or terminate the Plan. No amendment or termination shall impair the rights of a Participant with respect to amounts then credited to the Participant's Account.

     (e)  Benefit Statements.  Each Participant will receive periodic
          ------------------
statements (not less frequently than annually) regarding the Participant's Account. Each such statement shall indicate the amount of the balances credited to the Participant's Account as of the end of the period covered by such statement.

     (f)  Legal Interpretation.  This Plan and its provisions shall
          --------------------
be construed in accordance with the laws of the State of Delaware to the extent such Delaware law is not inconsistent with the provisions of ERISA. The text of this Plan shall, to the extent permitted by law, govern the determination of the rights and
obligations  created  or  referred to herein.   Headings  to  the
Sections, paragraphs and subparagraphs are for reference purposes only and do not limit or extend the meaning of any of the Plan's provisions.

     (g)  Employment.  The adoption and maintenance of this Plan
          ----------
shall not be deemed to constitute a contract between the Corporation or its subsidiaries and any employee or to be a consideration for or condition of employment of any person. No provision of the Plan shall be deemed to give any employee the right to continue in the employ of the Corporation or its subsidiaries or to interfere with the right of the Corporation or its subsidiaries to discharge any employee at any time without regard to the effect which such discharge might have upon the employee's participation in the Plan or benefits under it.

     (h)   Fiduciary Capacities.  Any person or group of persons
           --------------------
may serve in more than one fiduciary capacity with respect to the Plan. For purposes of this Section 12(h), the term "fiduciary" shall have the same meaning as in ERISA.

     (i)  Participants  Subject to Section  16.   Notwithstanding
          ------------------------------------
anything herein to the contrary, if any request, election or other action under the Plan affecting a Participant subject to Section 16 of the Securities Exchange Act of 1934 should require the approval of the Committee to exempt such request, election or other action from potential liability under Section 16, then the approval of the Committee shall be obtained in lieu of the approval of the Plan Administrator.